UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 9, 2005
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                          BOND SECURITIZATION, L.L.C.
      (as depositor under the Pooling and Servicing Agreement dated as of
          October 1, 2005, by and among Bond Securitization, L.L.C.,
             Credit-Based Asset Servicing and Securitization LLC,
         Litton Loan Servicing LP, and U.S. Bank National Association)
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            (Exact name of registrant as specified in its charter)


        Delaware                    333-87146-04               36-4449120
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(State of other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


                            1 Bank One Plaza
                            Chicago, Illinois                   60670
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              (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code           (312) 732-4000
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        (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01.    Other Events.

         On November 9, 2005, Bond Securitization, L.L.C. (the "Depositor") entered into a Pooling and Servicing Agreement dated as of October 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer and U.S. Bank National Association, as trustee, providing for the issuance of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB7. This amendment on Form 8-K/A amends and supersedes in its entirety the Form 8-K of Bond Securitization, L.L.C., C-BASS Mortgage Loan-Asset Backed Certificates, Series 2005-CB7 previously filed on November 21, 2005 (accession no. 0000905148-05-005596). The purpose of this amendment on Form 8-K/A is to reflect corrections to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.



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


Section 9     Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c) Exhibits:

Exhibit No.     Description

      4.1.    Pooling and Servicing Agreement, dated as of October 1, 2005.



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BOND SECURITIZATION, L.L.C.


                                               /s/ Paul H. White
                                           By: ------------------------------
                                               Name:  Paul H. White
                                               Title:  Vice President



Date:  November 23, 2005



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

                                 Exhibit Index
                                 -------------



Exhibit                                                                 Page

4.1.      Pooling and Servicing Agreement,
          dated as of October 1, 2005.                                     6


                                      5